FIRST AMENDMENT TO LOAN AGREEMENT

     THIS FIRST AMENDMENT TO LOAN AGREEMENT (the "First Amendment"), is made and entered into as of this 31st day of January, 1998, by and between (a) UNIQUEST COMMUNICATIONS, INC., a Utah corporation with principal office and place of business in Midvale, Utah ("Borrower") and (b) AGENT FINANCIAL SERVICES, LLC, a Kentucky limited liability company with an office and place of business in Louisville, Kentucky (the "Lender").

     PRELIMINARY STATEMENT

A. Pursuant to that certain Loan Agreement dated as of September 18, 1995, between the Borrower and the Lender, the Lender has established a line of credit in the principal amount of Three Hundred Thousand Dollars ($300,000.00) in favor of the Borrower (the "Line of Credit"). The Loan Agreement and other Borrower Documents were originally between the Borrower and UniDial Incorporated. The Lender acquired the Loan from UniDial Incorporated on January 1, 1997.

B. The obligation of the Borrower to repay the outstanding principal balance of the Line of Credit, together with accrued interest thereon is evidenced by that certain Revolving Credit Note dated September 18, 1995, made by the Borrower, payable to the order of the Lender, and in the face principal amount of Three Hundred Thousand Dollars ($300,000.00), as amended pursuant to that certain First Amendment to Revolving Credit Note dated March 1, 1997 between the Borrower and the Lender (the "First Amendment") (collectively, the "Note").

C.   The current maturity date of the Note is January 31, 1998.

D. The Borrower has now requested that the Lender extend the stated maturity date of the Line of Credit from January 31, 1998 to January 31, 1999. The Lender is willing to and desires to extend the stated maturity date of the Line of Credit from January 31, 1998 to January 31, 1999, pursuant to the terms and conditions set forth in this First Amendment (the term "Loan Agreement," as hereinafter used, includes this First Amendment and all future amendments and modifications to the Loan Agreement).

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements set forth in the Loan Agreement and herein, and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

1. Each capitalized term used herein, unless otherwise expressly defined herein, shall have the meaning set forth in the Loan Agreement or Note, as applicable.

2. The term "Borrower Documents" as such term is defined in Section 1 of the Loan Agreement, is hereby redefined to mean this Loan Agreement, the Revolving Credit Note, the Guaranty, the Stock Pledge Agreement, the Security Agreement, and any and all amendments thereto, and any other document executed by the Borrower which relates to this Loan Agreement.

3. The term "Revolving Credit Note," as such term is defined in Section 1 of the Loan Agreement, is hereby redefined to mean the Promissory Note dated September 18, 1995 by the Borrower, in the face principal amount of Three Hundred Thousand Dollars ($300,000.00), and substantially I the form of Annex A attached hereto, and any note delivered in renewal, replacement, substitution, extension or novation thereof, and any amendments thereto, including, but not limited to, that certain First Amendment to Revolving Credit Note made and entered into as of March 1, 1997 between Borrower and Lender and that certain Second Amendment to Revolving Credit Note dated as of January 31, 1998 between Borrower and Lender.

4.   Section 2.02 of the Loan Agreement is hereby amended as follows:

     2.02 Term of Revolving Credit. The Revolving Credit is effective as of the date of this Agreement and, unless the Revolving Credit is sooner terminated or extended as provided in this Agreement, shall continue in effect until January 31, 1999. Unless sooner extended or terminated, the Revolving Credit shall terminate on January 31, 1999, and thereafter the Borrower shall not be entitled to obtain any additional Revolving Credit Loans hereunder.

5.   Section 3.01 of the Loan Agreement is amended as follows:

     3.01 Revolving Credit Loans. Subject to the terms and conditions of this Agreement, so long as the Revolving Credit remains in effect and is not terminated, and no Unmatured Default or Event of Default has occurred, the Lender shall grant the Borrower such Revolving Credit Loans as the Borrower may request from time to time in accordance with the provisions of this Agreement. The unpaid principal balance of the aggregate of the Revolving Credit Loans shall bear interest at an annual rate equal to the Prime Rate as published in the Wall Street Journal for the last business day of each month, which shall be the prime rate for the entire month and shall be applied to the daily balance outstanding for that month, plus two percent (2.0%) from the date the first Revolving Credit Loan is made pursuant to this Agreement until the entire principal balance of the aggregate of the Revolving Credit Loans has been paid. The interest rate applicable to the Revolving Credit Loans shall be adjusted on each business day of each month. The Revolving Credit Loans shall be evidenced by and payable in accordance with the terms of the Revolving Credit Note and on the terms of this Agreement. In the event of any discrepancy between the terms of the executed Revolving Credit Note and this Agreement, the terms of the Revolving Credit Note shall prevail.

6.   Section 12.16(b)(2) of the Loan Agreement shall be amended as follows:

                           (2)      If to the Lender:

                                          Agent Financial Services, LLC
                                          4350 Brownsboro Road
                                          Suite 110, The Summit
                                          Louisville, KY  40207
                                          Attn:  Mr. Kenneth D. Richey

                                          and copy to:

                                          Ogden Newell & Welch
                                          1700 Citizens Plaza
                                          500 West Jefferson Street
                                          Louisville, KY  40202
                                          Attn:  Mr. Robert W. Adams

7.   The Loan Agreement is hereby amended to add a new Section 9.10 as follows:

     Change in Control/Initial Public Offering. Upon the occurrence of (i) a sale of accounts or change in control under Section 4.2 of the Agent's Agreement, or (ii) an initial public offering by UniDial Incorporated resulting in a distribution of cash, securities, and/or options to the Borrower, all amounts advanced under the Revolving Promissory Note, together with all interest and other sums due shall be immediately due and payable. All proceeds will be used to pay any remaining balance owed to the Lender.

8. The term "Guaranty," as defined in Section 1 of the Loan Agreement, is hereby redefined to mean that certain Guaranty Agreement dated as of September 18, 1995, executed and delivered by the Guarantors in favor of the Lender, as amended pursuant to that certain First Ratification and Reaffirmation dated as of March 1, 1997, and as amended pursuant to that certain Second Ratification and Reaffirmation of even date herewith, executed and delivered by the Guarantors in favor of the Lender.

9. The Borrower represents and warrants that no Event of Default has occurred or is continuing under the Loan Agreement.

10. This First Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of the same shall constitute one and the same document.

11. All provisions of the Loan Agreement are hereby reiterated and reaffirmed, except to the extent expressly modified by this First Amendment.

12. The First Amendment shall be effective as of the date of delivery of the following documents to the Lender:

          a. This First Amendment, duly executed by the Borrower and the Guarantors;

          b. The Second Amendment to Revolving Credit Note duly executed by the Guarantor;

          c. The First Amendment to Security Agreement of even date herewith, between the Borrower and the Lender, duly executed by the Borrower;

          d. The First Amendment to Stock Pledge Agreement of even date herewith, between the Borrower and the Lender, duly executed by the Borrower;

          e. The Second Ratification and Reaffirmation of Guaranty Agreement of even date herewith, between the Guarantor and the Lender, duly executed by the Guarantor;

          f. A corporate resolution of UniQuest Communications, Inc. in a form reasonably acceptable to the Lender.

     IN WITNESS WHEREOF, the Borrower and the Lender have caused this First Amendment to Loan Agreement to be executed and delivered by their respective duly authorized officers as of the day and year first above written.

                                       UNIQUEST COMMUNICATIONS, INC.

                                       By:  /s/  Thomas E. Aliprandi
                                            -------------------------------
                                            Thomas E. Aliprandi, President

                                       By:  /s/  David E. Shepardson
                                            ----------------------------------
                                            David E. Shepardson, III,
                                            Vice President-Treasurer

                                            (the "Borrower")



                                       AGENT FINANCIAL SERVICES, LLC

                                       By:  /s/  Kenneth D. Richey
                                            ------------------------------
                                            Kenneth D. Richey, Operating Manager

                                            (the "Lender")